SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                     August 14, 2003 (August 13, 2003)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                        1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

     On August 13, 2003, CRIIMI MAE Inc. (the "Company") issued a press release reporting the election of Mark R. Jarrell as the Company's President and Chief Operating Officer and the resignation of Barry Blattman as the Company's President, effective as of September 15, 2003. Mr. Blattman will continue as Chairman of the Board and Chief Executive Officer. A copy of this press release is incorporated by reference herein and is attached hereto as Exhibit 99.1.

     On August 14, 2003, the Company issued a press release reporting the declaration of cash dividends for the third quarter of 2003 on each of the Company's Series B Cumulative Convertible Preferred Stock, Series F Redeemable Cumulative Dividend Preferred Stock and Series G Redeemable Cumulative Dividend Preferred Stock. A copy of this press release is incorporated by reference herein and is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated August 13, 2003.

     Exhibit 99.2 - Press Release dated August 14, 2003.

     Exhibit 99.3 - Press Release dated August 13, 2003.

Item 12.  Results of Operations and Financial Condition.

     On August 13, 2003, the Company issued a press release reporting the Company's financial results for the three and six months ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.3. The information in this Form 8-K under this Item 12 and Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CRIIMI MAE Inc.



Dated: August 14, 2003                           By:/s/ Cynthia O. Azzara
                                                    ------------------------
                                                    Cynthia O. Azzara
                                                    Senior Vice President,
                                                    Chief Financial Officer,
                                                    and Treasurer

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated August 13, 2003.

*    99.2 Press Release dated August 14, 2003.

*    99.3 Press Release dated August 13, 2003.

*    Filed herewith.